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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) of Bio-Plexus, Inc. of our report dated March 5, 1999 appearing on page F-2 of the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1999.




Mahoney Sabol & Company, LLP
Hartford, Connecticut
March 30, 1999